UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 7, 2020

India Globalization Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

 Commission File Number: 001-32830

Maryland	20-2760393
(State or other jurisdiction of incorporation)	(I.R.S Employer Identification Number)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (301) 983-0998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

May 7, 2020

Item 8.01.	Other Events.

As previously disclosed on February 10, 2020, India Globalization Capital, Inc. (the “Company”) entered into a binding agreement for the settlement of three (3) previously disclosed putative derivative lawsuits: Erny v. Mukunda, et al., Civil Action No. 1:18-cv-03698-DKC, filed in the United States District Court for the District of Maryland on November 30, 2018; Hamdan v. Mukunda, et al., Civil Action No. 8:19-cv-00493-DKC, filed in the United States District Court for the District of Maryland on February 20, 2019; and Patel v. Mukunda, et al., Civil Action No. 8:19-cv-01673-PWG, filed in the United States District Court for the District of Maryland on June 6, 2019.

Pursuant to the settlement agreement, which was filed with the Court as an exhibit to an Amended Consent Motion for Preliminary Approval of Derivative Settlement on April 30, 2020, the Company will adopt certain corporate governance modifications, and the derivative plaintiffs will receive $200,000.00 from the Company’s insurer to cover their attorneys’ fees and a nominal service award. The settlement is subject to final approval by the Court, of which there can be no assurance, and the Court has scheduled a hearing for June 30, 2020 at 10:00 a.m., Eastern Standard Time, in Courtroom 3A at the United States District Court for the District of Maryland, 6500 Cherrywood Lane, Greenbelt, Maryland 20770, or telephonically or by video if so ordered by the Court, to consider final approval of the settlement agreement and the settlement as a whole.

Additional information regarding the proposed terms of settlement can be found in the “Notice to Current India Globalization Capital, Inc. Shareholders,” a copy of which is included as Exhibit 99.1 to this report and incorporated herein by reference, and on the Investors page of the Company’s website: igcinc.us.

The Company’s press release announcing the entry into the settlement agreement is included as Exhibit 99.2 to this report.

Forward-Looking Statements:

This disclosure contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based largely on IGC’s expectations and are subject to a number of risks and uncertainties, certain of which are beyond IGC’s control. Actual results could differ materially from these forward-looking statements as a result of, among other factors, the Court’s decision not to approve the final derivative settlement. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this release will in fact occur.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice to Current India Globalization Capital, Inc. Shareholders
99.2	Press Release Dated May 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: May 7, 2020	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer